UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 22, 2016

NOBLE CORPORATION plc

(Exact name of Registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Devonshire House, 1 Mayfair Place London, England		W1J8AJ
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: +44 20 3300 2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Compensatory Arrangements of Certain Officers.

On April 22, 2016, Noble Corporation plc, a company incorporated in England and Wales (the “Company”), held its annual general meeting of shareholders. At the meeting, shareholders approved an amendment to the Noble Corporation plc 2015 Omnibus Incentive Plan (the “Noble Incentive Plan”) to increase the number of ordinary shares available for issuance as long-term incentive compensation under the Noble Incentive Plan by 9,500,000 shares.

The Noble Incentive Plan is attached to this Current Report as Exhibit 10.1 and is incorporated herein by reference. A summary description of the material features of the Noble Incentive Plan is set forth in the Company’s 2016 Proxy Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Noble Corporation plc 2015 Omnibus Incentive Plan, restated as of May 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2016

NOBLE CORPORATION PLC

By:	/s/ Dennis J. Lubojacky
Dennis J. Lubojacky
Chief Financial Officer, Vice President, Controller and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Noble Corporation plc 2015 Omnibus Incentive Plan, restated as of May 1, 2016.